THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENT OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED IN THE UNITED STATES EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT.THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE MAY BE RESOLD THROUGH DESIGNATED OFFSHORE SECURITIES MARKETS IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S. HEDGING TRANSACTIONS INVOLVING THIS WARRANT OR THE SECURITIES TO BE ISSUED UPON ITS EXERCISE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

WARRANT CERTIFICATE NO. _______________

SILVERADO GOLD MINES LTD.,
A BRITISH COLUMBIA COMPANY
COMMON SHARE PURCHASE WARRANT CERTIFICATE
______________ , 2007

THIS IS TO CERTIFY THAT for value, received ,                         Address                                         ,    City      ,     State  ,         Country             (the “Holder”), shall have the right to purchase from SILVERADO GOLD MINES LTD., a British Columbia company (the “Corporation”), ____________ (NO. OF WARRANT SHARES ) fully paid and nonassessable common shares of the Corporation (the “Common Shares”), subject to further adjustment as set forth in Section 5 of the Terms and Conditions, at any time until 5:00 P.M., Pacific time, on the                  Date               , 2007 (the “Expiration Date”) at an exercise price (the "Exercise Price") of $_______ US per share during the period from the date of issuance to the Expiration Date in accordance with the terms hereof and the Terms and Conditions set forth on the reverse of this Warrant Certificate, to which the Holder by acceptance of this Warrant Certificate agrees.

IN WITNESS WHEREOF , the Corporation has caused this Warrant Certificate to be duly executed and delivered by its duly authorized officer.

SILVERADO GOLD MINES LTD.

Attest: __________________________________________	By: __________________________________________
John R. Mackay, Secretary	Garry L. Anselmo, President

STATEMENT OF TERMS AND CONDITIONS

1. Exercise of Warrants. This Warrant is exercisable in whole or in partial allotments of no less than 1,000 shares at the Exercise Price per share of Common Shares payable hereunder, payable in cash or by certified or official bank check. Upon surrender of this Warrant Certificate with the annexed Notice of Exercise Form duly executed, together with payment of the Exercise Price for the shares of Common Shares purchased, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Shares so purchased. Payment of the aggregate Exercise Price must be made in cash or certified funds. No fractional shares shall be issued in connection with any exercise of this Warrant. In lieu of the issuance of any fractional share, the Corporation shall make a cash payment equal to the then fair market value of such fractional share as determined by the Corporation’s Board of Directors.

2. Reservation of Shares. The Corporation hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of its Common Shares as shall be required for issuance upon exercise of this Warrant (the “Warrant Shares”).

3. Mutilation or Loss of Warrant. Upon receipt by the Corporation of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Corporation will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

4. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Corporation, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Corporation except to the extent set forth herein.

5. Protection Against Dilution. The Exercise Price and the number of shares which can be purchased by the Holder upon the exercise of this Warrant shall be subject to adjustment in the events and in the manner following: (1) If and whenever the shares at any time outstanding shall be subdivided into a greater or consolidated into a lesser number of shares, the Exercise Price shall be decreased or increased proportionately as the case may be; upon any such subdivision or consolidation, the number of shares which can be purchased upon the exercise of this warrant certificate shall be increased or decreased proportionately as the case may be. (2) In case of any capital reorganization or of any reclassification of the capital of the Corporation or in case of the consolidation, merger or amalgamation of the Corporation with or into any other company, this Warrant shall after such capital reorganization, reclassification of capital, consolidation, merger or amalgamation confer the right to purchase the number of shares or other securities of the Corporation or of the Corporation resulting from such capital reorganization, reclassification, consolidation, merger or amalgamation, as the case may be, to which the Holder of the shares deliverable at the time of such capital reorganization, reclassification of capital, consolidation, merger or amalgamation, upon the exercise of this Warrant would have been entitled. On such capital reorganization, reclassification, consolidation, merger or amalgamation appropriate adjustments shall be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the Holder of this Warrant so that the provisions set forth herein shall thereafter be applicable as nearly as may reasonably be in relation to any shares or other securities thereafter deliverable on the exercise of this Warrant. (3) The rights of the Holder evidenced hereby are to purchase shares prior to or on the date set out on the face of this Warrant. If there shall, prior to the exercise of any of the rights evidenced hereby, be any reorganization of the authorized capital of the Corporation by way of consolidation, merger, subdivision, amalgamation or otherwise, or the payment of any stock dividends, then there shall automatically be an adjustment in either or both of the number of shares which may be purchased pursuant hereto or the price at which such shares may be purchased so that the rights evidenced hereby shall thereafter as reasonably as possible be equivalent to those originally granted hereby. The Corporation shall have the sole and exclusive power to make such adjustments as it considers necessary and desirable. (4) The adjustments provided for herein in the subscription rights represented by this Warrant are cumulative.

6. Transfer to Comply with the Securities Act of 1933, as amended, and Other Applicable Securities Legislation. This Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as amended, (the "Act") and have been issued to the Holder pursuant to Regulation S of the Act on the representations of the Holder in a subscription agreement executed by the Holder in favor of the Corporation. Neither this Warrant nor any of the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act relating to such security or an opinion of counsel reasonably satisfactory to the Corporation that registration is not required under the Act. Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Corporation, setting forth the restrictions on transfer contained in this Section. By acceptance of this certificate, the Holder acknowledges and agrees that: (1) The Holder will only sell the Warrants and the shares issuable upon exercise of the Warrants (the “Warrant Shares") only in accordance with the provisions of Regulation S of the Act, pursuant to registration under the Act, or pursuant to an available exemption from registration pursuant to the Act; (2) The Corporation will refuse to register any transfer of the Warrants and the Warrant Shares not made in accordance with the provisions of Regulation S of the Act, pursuant to registration under the Act, or pursuant to an available exemption from registration; (3) The Holder will not engage in hedging transactions except in accordance with the Act. All certificates representing the Warrant Shares will be endorsed with the following legend:

“The Securities Represented By This Certificate Have Not Been Registered Under The Securities Act Of 1933, as amended (The "Act"), And Have Been Issued In Reliance Upon An Exemption From The Registration Requirements Of The Act Provided By Regulation S Promulgated Under The Act. Such Securities May Not Be Reoffered For Sale Or Resold Or Otherwise Transferred Except In Accordance With The Provisions Of Regulation S, Pursuant To An Effective Registration Under The Act, Or Pursuant To An Available Exemption From Registration Under The Act. Hedging Transactions Involving The Securities May Not Be Conducted Unless In Compliance With The Act.”

In addition, the Holder will comply with all other applicable securities legislation in addition to the Act to which the Holder is subject in selling or transferring any Warrants or Warrant Shares and the Corporation may refuse to register any sale or transfer not in compliance with such other securities legislation.

7. Payment of Taxes. The Corporation shall not be required to pay any tax or other charge imposed in connection with the exercise of this Warrant or a permissible transfer involved in the issuance of any certificate for shares issuable under this Warrant in the name other than that of the Holder, and in any such case, the Corporation shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Corporation’s satisfaction that no such tax or other charge is due.

8. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon, (a) by personal delivery or telecopy, or (ii) one business day after deposit with a nationally recognized overnight delivery service such as Federal Express, with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by written notice to each of the other parties hereto.

HOLDER: At the address set forth above.; CORPORATION: SILVERADO GOLD MINES LTD., Attn: Mr. Garry L. Anselmo, President, Suite 1820, 1111 W. Georgia St., Vancouver, BC, Canada V6E 4M3, Fax: 604-682-3519; with a copy to: RICHARDSON & PATEL LLP, Attn: Mr. Mark Abdou, 10900 Wilshire Boulevard, Suite 500, Los Angeles, CA, USA 90024, Fax: (310) 208-1182.

9. Governing Law. This Warrant shall be deemed to be a contract made under the laws of the Province of British Columbia and for all purposes shall be governed by and construed in accordance with the laws of the Province of British Columbia applicable to contracts to be made and performed entirely within the Province of British Columbia.

EXERCISE FORM

TO: SILVERADO GOLD MINES LTD., A British Columbia company (the “Corporation”)

The undersigned Holder of the foregoing Warrant (the “Subscriber”) hereby exercises the right to purchase and hereby subscribes for the number of common shares of SILVERADO GOLD MINES LTD. set forth below (the “Warrant Shares”) in accordance with the Terms and Conditions of this Warrant Certificate and hereby makes payment by cash, certified check or bank draft of the purchase price in full for the Warrant Shares. Please deliver a warrant certificate in respect of the warrants referred to in the Warrant Certificate surrendered herewith but not presently subscribed for to the Subscriber.

The Subscriber represents and warrants to the Corporation that:

     1. The Subscriber is not a “U.S. Person” as defined by Regulation S of the Securities Act of 1933, as amendee (the “Act”) and is not exercising the Warrant or acquiring the Warrant Shares for the account or benefit of a U.S. Person.

     2. The Subscriber was not in the United States at the time the Warrant was exercised or acquired.

     3. The Subscriber acknowledges that the Warrant Shares are “restricted securities” within the meaning of the Act and will be issued to the Subscriber in accordance with Regulation S of the Act.

     4. The Subscriber agrees not to engage in hedging transactions with regard to the Warrant Shares unless in compliance with the Act.

     5. The Subscriber agrees that the Corporation will refuse to register any transfer of the Warrant Shares not made in accordance with the provisions of Regulation S of the Act, pursuant to registration under the Act, pursuant to an available exemption from registration, or pursuant to this Agreement. The Subscriber acknowledges that the Subscriber has no right to require the Corporation to register the Warrant Shares under the Act.

     6. The Subscriber agrees to resell the Warrant Shares only in accordance with the provisions of Regulation S of the Act, pursuant to registration under the Act, or pursuant to an available exemption from registration pursuant to the Act.

     7. The Subscriber acknowledges that any exercise of this Warrant requires a written opinion of counsel to the effect that the Warrant and the securities delivered upon exercise thereof have been registered under the Act or are exempt from registration thereunder.

     8. The Subscriber acknowledges and agrees that all certificates representing the Warrant Shares will be endorsed with the legend required by the Terms and Conditions specified by the Warrant Certificate.

DATED this __________ day of ____________________________, _____________________.

Number of Shares Subscribed For:      _________________________________________________________________________________

Signature of Subscriber:                        _________________________________________________________________________________

Name of Subscriber (please print):       _________________________________________________________________________________

Address of Subscriber:                          _________________________________________________________________________________